Exhibit 99.1

Gaming and Leisure Properties Announces Pricing of $750,000,000 of

5.300% Senior Notes Due 2029 and $350,000,000 of 5.250% Senior Notes Due 2025

WYOMISSING, Pa., September 17, 2018 (GLOBE NEWSWIRE) – Gaming and Leisure Properties, Inc. (the “Company” or “GLPI”) (NASDAQ: GLPI) today announced the pricing of a public offering of $1.100 billion aggregate principal amount of Notes (as defined below), to be issued by its operating partnership, GLP Capital, L.P. (the “Operating Partnership”), and GLP Financing II, Inc., a wholly owned subsidiary of the Operating Partnership (“Capital Corp.” and, together with the Operating Partnership, the “Issuers”). The Notes will be issued in two tranches, the first of which will be due January 15, 2029 (the “2029 Notes”) and the second of which will be due June 1, 2025 (the “2025 Notes” and, together with the 2029 Notes, the “Notes”). The 2025 Notes will become part of the same series as, and are expected to be fungible with, the Issuers’ previously issued 5.250% senior notes due 2025, $500.0 million aggregate principal amount of which were originally issued on May 21, 2018. The 2029 Notes priced with a coupon of 5.300% at an issue price of 99.985% of par value, and the 2025 Notes priced at an issue price of 102.148% of par value plus interest deemed to have accrued since May 21, 2018. The Notes will be senior unsecured obligations of the Issuers, guaranteed by the Company.

The estimated net proceeds from the offering of the Notes are expected to be approximately $1.096 billion. The Issuers intend to use the net proceeds from the offering, together with borrowings under the Operating Partnership’s revolving credit facility, to (i) finance the Company’s proposed acquisition of the real property assets of Plainridge Park Casino from Penn National Gaming, Inc. and its issuance of a secured mortgage loan to Boyd Gaming Corporation in connection with Boyd Gaming Corporation’s proposed acquisition of the real property assets of Belterra Park Gaming & Entertainment Center (collectively, the “Plainridge Park/Belterra Transactions”), (ii) finance the Company’s proposed acquisition of substantially all the real property assets of five gaming facilities owned by Tropicana Entertainment Inc. and its issuance of a mortgage loan to Eldorado Resorts, Inc. in connection with Eldorado Resorts, Inc.’s proposed acquisition of substantially all the real property assets of Lumière Place (collectively, the “Tropicana Transactions”), and (iii) to pay the estimated transaction fees and expenses associated with the transactions. If the Operating Partnership does not consummate the Tropicana Transactions, the Issuers will redeem the 2029 Notes at a redemption price of 101% of the aggregate issue price pursuant to a special mandatory redemption. The 2025 Notes are not subject to a special mandatory redemption. If the Operating Partnership does not consummate the Tropicana Transactions, the Operating Partnership intends to use the net proceeds from the offering of the 2025 Notes, together with cash on hand and/or borrowings under its revolving credit facility, to fund the Plainridge Park/Belterra Transactions or, if the Plainridge Park/Belterra Transactions are not consummated, for general corporate purposes. The offering is expected to close on September 26, 2018, subject to certain closing conditions.

BofA Merrill Lynch, Wells Fargo Securities, J.P. Morgan Securities LLC, Citizens Capital Markets, Fifth Third Securities, SunTrust Robinson Humphrey, Siebert Cisneros Shank & Co., L.L.C., Credit Agricole CIB, Goldman Sachs & Co. LLC and Barclays are serving as joint book-running managers for the offering. The offering will be made under an effective shelf registration statement of the Company, the Operating Partnership and Capital Corp. previously filed with the Securities and Exchange Commission (the “SEC”). When available, a copy of the preliminary prospectus supplement, final prospectus supplement and prospectus relating to the offering may be obtained from BofA Merrill Lynch at 200 North College Street, 3rd floor, Charlotte, North Carolina 28255, Attn.: Prospectus Department, or by emailing dg.prospectus_requests@baml.com; Wells Fargo Securities, LLC at 608 2nd Ave. S, Suite 1000, Minneapolis, Minnesota 55402, Attn.: WFS Customer Service, by calling (800) 645-3751, Opt 5, or by emailing wfscustomerservice@wellsfargo.com; J.P. Morgan Securities LLC at 383 Madison Ave, New York, New York 10179, Attn.: Investment Grade Syndicate Desk, or by calling (212) 834-4533; or by visiting the EDGAR database on the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer or sale will be made only by means of the prospectus supplement and prospectus forming part of the effective registration statement relating to these securities.

About Gaming and Leisure Properties

GLPI is engaged in the business of acquiring, financing, and owning real estate property to be leased to gaming operators in triple-net lease arrangements, pursuant to which the tenant is responsible for all facility maintenance, insurance required in connection with the leased properties and the business conducted on the leased properties, taxes levied on or with respect to the leased properties and all utilities and other services necessary or appropriate for the leased properties and the business conducted on the leased properties. GLPI expects to grow its portfolio by pursuing opportunities to acquire additional gaming facilities to lease to gaming operators. GLPI also intends to diversify its portfolio over time, including by acquiring properties outside the gaming industry to lease to third parties. GLPI elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes commencing with the 2014 taxable year and is the first gaming-focused REIT in North America.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, statements regarding GLPI’s expectations regarding the Plainridge Park/Belterra Transactions and the Tropicana Transactions, the intended use of proceeds from the Notes offering and the expected closing of the Notes offering. Forward-looking statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “intends,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward-looking statements are inherently subject to risks, uncertainties and assumptions about GLPI and its subsidiaries, including risks related to the following: the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing GLPI’s planned acquisitions or projects, including the Plainridge Park/Belterra Transactions, the Tropicana

Transactions and the related proposed acquisitions of operating assets by Boyd Gaming Corporation and Eldorado Resorts, Inc., as well as the other transactions contemplated in connection with Penn National Gaming, Inc.’s proposed acquisition of Pinnacle Entertainment, Inc.; GLPI’s ability to maintain its status as a REIT; GLPI’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to GLPI, including through GLPI’s existing ATM program; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in GLPI’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. All subsequent written and oral forward-looking statements attributable to GLPI or persons acting on GLPI’s behalf are expressly qualified in their entirety by the cautionary statements included in this press release. GLPI undertakes no obligation to publicly update or revise any forward-looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur.

Contact

Investor Relations — Gaming and Leisure Properties, Inc.

Hayes Croushore

T: 610-378-8396

Email: Hcroushore@glpropinc.com

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